Exhibit 10.41

SEVENTH AMENDMENT

TO

THE TRAVELERS SEVERANCE PLAN

(Effective April 1, 2004)

The Travelers Severance Plan (Effective April 1, 2004) is hereby amended effective January 1, 2010 as follows:

I.

Section III.11 is added to read as follows:

III.11                   Coordination with Individual Agreement with the Company:  If an Employee breaches the terms of any individual agreement between such Employee and the Company or an Affiliate that provides for the forfeiture (or, if applicable, recapture) of the severance pay benefit under this Plan as a consequence of such breach, the terms and conditions of such agreement shall control and shall supersede the terms of this Plan.

II.

Severance Payment Schedule B is amended to read as set forth in the attached Exhibit A.

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Executed this 26th day of January, 2010.

THE TRAVELERS COMPANIES, INC.

By:	/s/ John P. Clifford Jr.
John P. Clifford Jr.
Executive Vice President – Human Resources

THE TRAVELERS SEVERANCE PLAN

(effective April 1, 2004)

Severance Payment Schedule B

Executive Severance Policy

This Schedule B applies to Terminations of Employment due to a Reduction in Force (“RIF”) that occur on or after September 28, 2005 with respect to any Employee who is serving the Employer in a position of Executive Vice President, Senior Vice President or Vice President.  For purposes of this Schedule B, an Employee serving the Employer in a position of Vice Chairman will be considered an Executive Vice President.  In order to be eligible for the Severance Benefits described below, the Employee must first execute a Waiver and Release of all claims against the Employer in the form provided to the Employee by the Employer.

For purposes of this Schedule B, “total monthly cash compensation” equals one twelfth (1/12) of the Employee’s annual base salary in effect at the time of his/her Termination of Employment plus one twelfth (1/12) of  the Employee’s “average bonus.”  An Employee’s “average bonus” for this purpose is calculated by reference to the bonus, if any, he/she received under the annual incentive cash bonus plan of the Company for the two annual bonus periods that ended with or immediately prior to the date that the Written Notice of Termination was provided to the Employee.  If the Employee was eligible to receive a bonus for both of such bonus periods, then his/her “average bonus” is the sum of the bonuses received for such bonus periods (which may be zero if he/she did not receive a bonus for either such period) divided by two. If the Employee was eligible to receive a bonus for only one bonus period (for example, because he/she was recently employed), then his/her “average bonus” equals the amount of the bonus received for such bonus period (which may be zero if he/she did not receive a bonus for such period).  If the Employee was not eligible to receive a bonus for either of such bonus periods, then his/her “average bonus” is zero.

For purposes of this Schedule B, any amount to be paid to an Employee that is expressed as a “monthly amount” will be paid in accordance with the payroll practices of the Company.  For example, in the case of semi-monthly payroll, a monthly amount will be divided into two substantially equal payments to be paid semi-monthly.

I.                                         This Section I of Schedule B applies to Terminations of Employment due to RIF by Employees who are Executive Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	18	21	24

The Severance Benefit will be paid as follows:

A.                                 No amount will be paid until the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment.

B.                                   On the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

C.                                   Starting with the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment and continuing for a total of six (6) months, the Employee will receive a monthly amount equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment.

D.                                  On the first payroll date following the one year anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments made to the Employee under B. and C.

II.                                     This Section II of Schedule B applies to Terminations of Employment due to RIF by Employees who are Senior Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	12	15	18

The Severance Benefit will be paid as follows:

A.                                 No amount will be paid until the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment.

B.                                   On the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

C.                                   Starting with the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment and continuing for a total of six (6) months, the Employee will receive a monthly amount equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment.

D.                                  On the first day payroll date following the one year anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments made to the Employee under B. and C.

III.                                 This Section III of Schedule B applies to Terminations of Employment due to RIF by Employees who are Vice Presidents.

The Employee will be eligible to receive a Severance Benefit in an amount equal to the number of months specified in the chart below (determined based on his/her Years of Service at Termination of Employment) multiplied by his/her total monthly cash compensation:

	Years of Service
	Less than 5	5 but less than 10	10 or more
Months of Severance Benefit	6	9	12

The Severance Benefit will be paid as follows:

A.                                   In the case of an Employee who is not a Specified Employee, such Employee’s Severance Benefit will be paid as follows:

i.                                          The Employee will receive a monthly amount equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment.  Periodic payments will begin as soon as reasonably practicable following the date on which the Employee has a Termination of Employment due to a RIF, but in no event later than ninety (90) days after Termination of Employment.  However, no periodic payments will be made prior to the expiration of the period for cancellation of the Waiver and Release (as described in the Waiver and Release).  Such payments will continue until the total payments to the Employee equal the full Severance Benefit calculated above (with the final payment being equal to the full Severance Benefit minus all prior monthly payments) or until twelve (12) monthly payments have been made, whichever occurs first.

ii.                                       If a Severance Benefit remains after the monthly payments have been made under i., then, on the first day of the month following the last such monthly payment, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments to the Employee made under i.

B.                                     In the case of an Employee who is a Specified Employee, such Employee’s Severance Benefit will be paid as follows:

i.                                          No amount will be paid until the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment.

ii.                                       On the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment, or as soon as administratively practicable thereafter, the Employee will receive a single lump-sum payment equal to one-half of his/her annual base salary in effect at Termination of Employment.

iii.                                    Starting with the first payroll date following the six (6) month anniversary of the Employee’s Termination of Employment, the Employee will receive a monthly amount equal to one twelfth (1/12) of his/her annual base salary in effect at the time of his/her Termination of Employment. Such payments will continue until the total payments to the Employee made under ii. and iii. equal the full Severance Benefit calculated above (with the final payment being equal to the full Severance Benefit minus all prior payments made under ii. or iii.) or until six (6) monthly payments have been paid, whichever occurs first.

iv.                                   If a Severance Benefit remains after the payments have been made under ii. and iii., then, on the first payroll date following the last such monthly payment, the Employee will receive a single lump-sum payment equal to his/her total Severance Benefit calculated above, reduced by the previous payments to the Employee made under ii and iii.

The cash severance benefits provided under this Severance Payment Schedule B are intended to meet the requirements of paragraph (2), (3) and (4) of Code § 409A(a), and the terms and provisions of the Plan applicable to the Employees covered by this Severance Payment Schedule B should be interpreted and applied in a manner consistent with such requirements, including the regulations and other guidance issued under Code § 409A.